Exhibit (10) b.(i)



                Stock Options dated June 1, 1995

             granted pursuant to the Company's 1995

               Incentive Stock Option Plan to the

                following director and officers:

           Robert S. Schiffman (Director and Officer)

                     Martin Pelman (Officer)
June 1, 1995


Mr. Robert S. Schiffman
c/o Tenney Engineering, Inc.
1090 Springfield Road
Union, New Jersey 07083

Dear Mr. Schiffman:

     The 1995 Incentive Stock Option Plan (the "Plan") of Tenney Engineering, Inc. (the "Company") has been adopted by the Board of Directors and approved by the stockholders of the Company at the Shareholder's meeting held May 26, 1995. A copy of the Plan is furnished to you herewith as is a Prospectus dated May 26, 1995, the 1994 Annual Report to Shareholders, and the report on Form 10-QSB for the first quarter of 1995 filed with the Securities and Exchange Commission.

     We are pleased to inform you that you are hereby, on the date hereof, granted a Stock Option pursuant to the Plan to purchase from the Company 65,000 shares of the Company's Common Stock pursuant and subject to the terms of the Plan. The option price per share is $.257812.

     Subject to the earlier termination of this option, as provided in the Plan, you may purchase up to an aggregate of 65,000 shares of the Company's Common Stock at any time between December 2, 1995, and May 31, 1998.

     Notwithstanding the foregoing, the exercise of your option shall be subject to the restrictions and limitations set forth in Sections 6 through 11 of the Plan, which together with all of the other items, provisions and conditions of the Plan are made a part of this option with the same effect as if fully set forth herein, and to the legality of this option and the sale of the securities offered hereby under applicable state securities laws, if any. Further, as provided in Section 12 of the Plan, your acceptance of this option shall constitute your agreement (a) that you will remain in the employ of the Company, or at the election of the Company, from time to time, any of its subsidiaries, for a period of twelve months from the date hereof, and that you will, during such employment, devote your full time, energy and skill to the service of the Company or of the subsidiary by which you are employed and the promotion of its interests, subject to vacations, sick leave, and other absences in accordance with the Company's or
                              - 2 -


the subsidiary's regular policies; (b) that in the event of the exercise of this option, the shares acquired by you will not be sold or transferred in violation of the Securities Act of 1933, as amended; (c) as required by Section 8 of the Plan, that you will notify the Company in writing within 10 days of the event if you sell any of the shares acquired on exercise of the option within two years of the date hereof or one year after any exercise of this option, and advise the Company of the selling price of the shares, and (d) as provided in Section 8 of the Plan the Company may deduct any income taxes required by law to be withheld from payments due to you.

     Your signature hereon will constitute your acknowledgment of receipt of a copy of the Plan, a Prospectus dated May 26, 1995, the 1994 Annual Report to Shareholders, the Quarterly Report on Form 10-QSB for the first quarter of 1995, your acceptance of this option, and your agreement to the terms and conditions hereof.

     If you wish to accept this option, sign and return the enclosed copy to the Company within fourteen (14) days of the date hereof.

                         Sincerely yours,

                         TENNEY ENGINEERING, INC.




                      By ________________________________
                         Martin Pelman
                         Vice President, Finance


Received, Accepted and
Agreed to:



_____________________________________
Grantee of the above-described option


MP:ca
Enclosures
              June 1, 1995


Mr. Martin Pelman
c/o Tenney Engineering, Inc.
1090 Springfield Road
Union, New Jersey 07083

Dear Mr. Pelman:

     The 1995 Incentive Stock Option Plan (the "Plan") of Tenney Engineering, Inc. (the "Company") has been adopted by the Board of Directors and approved by the stockholders of the Company at the Shareholder's meeting held May 26, 1995. A copy of the Plan is furnished to you herewith as is a Prospectus dated May 26, 1995, the 1994 Annual Report to Shareholders, and the report on Form 10-QSB for the first quarter of 1995 filed with the Securities and Exchange Commission.

     We are pleased to inform you that you are hereby, on the date hereof, granted a Stock Option pursuant to the Plan to purchase from the Company 25,000 shares of the Company's Common Stock pursuant and subject to the terms of the Plan. The option price per share is $.234375.

     Subject to the earlier termination of this option, as provided in the Plan, you may purchase up to an aggregate of 25,000 shares of the Company's Common Stock at any time between December 2, 1995, and May 31, 1998.

     Notwithstanding the foregoing, the exercise of your option shall be subject to the restrictions and limitations set forth in Sections 6 through 11 of the Plan, which together with all of the other items, provisions and conditions of the Plan are made a part of this option with the same effect as if fully set forth herein, and to the legality of this option and the sale of the securities offered hereby under applicable state securities laws, if any. Further, as provided in Section 12 of the Plan, your acceptance of this option shall constitute your agreement (a) that you will remain in the employ of the Company, or at the election of the Company, from time to time, any of its subsidiaries, for a period of twelve months from the date hereof, and that you will, during such employment, devote your full time, energy and skill to the service of the Company or of the subsidiary by which you are employed and the promotion of its interests, subject to vacations, sick leave, and other absences in accordance with the Company's or
                              - 2 -


the subsidiary's regular policies; (b) that in the event of the exercise of this option, the shares acquired by you will not be sold or transferred in violation of the Securities Act of 1933, as amended; (c) as required by Section 8 of the Plan, that you will notify the Company in writing within 10 days of the event if you sell any of the shares acquired on exercise of the option within two years of the date hereof or one year after any exercise of this option, and advise the Company of the selling price of the shares, and (d) as provided in Section 8 of the Plan the Company may deduct any income taxes required by law to be withheld from payments due to you.

     Your signature hereon will constitute your acknowledgment of receipt of a copy of the Plan, a Prospectus dated May 26, 1995, the 1994 Annual Report to Shareholders, the Quarterly Report on Form 10-QSB for the first quarter of 1995, your acceptance of this option, and your agreement to the terms and conditions hereof.

     If you wish to accept this option, sign and return the enclosed copy to the Company within fourteen (14) days of the date hereof.

                         Sincerely yours,

                         TENNEY ENGINEERING, INC.




                      By ________________________________
                         Robert S. Schiffman
                         President


Received, Accepted and
Agreed to:



_____________________________________
Grantee of the above-described option


RSS:ca
Enclosures



                       Exhibit (10) c.(iv)

                     Third Amendment to the

                  Restated Retirement Plan for

                      Salaried Employees of

                    Tenney Engineering, Inc.

                     dated November 12, 1990

                  RETIREMENT PLAN FOR SALARIED
                 EMPLOYEES OF TENNEY ENGINEERING

               CERTIFICATE OF CORPORATE RESOLUTION


     The undersigned, Secretary of Tenney Engineering, Inc. (the Corporation) hereby certifies that the following resolutions were duly adopted by the Executive Committee of the Board of Directors of the Corporation on 11/5/90, and that such resolutions have not been modified or rescinded as of the date hereof:

     RESOLVED, that the Plan shall be amended as detailed in Amendment #3 as attached to the minutes of this meeting. Amendment #3 shall be effective December 15, 1989.

     RESOLVED, that the President of the Corporation, is hereby authorized to execute Amendment #3 in the name of the Corporation and to approve such further amendments thereto as may be required so that the Plan and the related Trust may continue to qualify under Section 401(a) of the Internal Revenue Code and the Trust may continue to be exempt from taxation under Section 501(a) of the Internal Revenue Code.

     The undersigned further certifies that the foregoing is a true and correct extract from the Minutes of the Executive Committee of the Board of Directors of Tenney Engineering, Inc. held on 11/5/90. RETIREMENT PLAN FOR SALARIED
                 EMPLOYEES OF TENNEY ENGINEERING

                          Amendment #3

     I, Robert S. Schiffman, President of Tenney Engineering, Inc., pursuant to the authority granted to me by the Board of Directors of that Company to amend the Retirement Plan for Salaried Employees of Tenney Engineering so as to enable the Plan and the Trust which implements it to continue to qualify under Section 401(a) of the Internal Revenue Code as a qualified employees' trust and so as to enable the Trust to continue to be exempt from taxation under
Section 501(a) of the Code, do hereby amend the said Plan as follows:

1.  Section 1.13 shall be amended to read as follows:

     "Early Retirement Date" means the first day of the month (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant or Former Participant attains age 62 and has completed at least 5 Years of Service as a Participant.

     A Former Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits under this plan."

2.  Section 5.1(b) shall be amended to read as follows:

     "A Participant may elect to retire on an Early Retirement Date. In the event that a Participant makes such an election, he shall be entitled to receive an Early Retirement Benefit equal to his Accrued Benefit payable at his Normal Retirement Date. However, if a Participant so elects, he may receive payment of an Early Retirement Benefit commencing on the first day of the month coinciding with or next following his Early Retirement date which Early Retirement Benefit shall be the Actuarial Equivalent of his Present Value of Accrued Benefit."


Amendment #3 shall be effective as of December 15, 1989.



11/12/90                      s/Robert S. Schiffman
Date                          President - Robert S. Schiffman




                       Exhibit (10) e.(i)



             Lease Agreement dated December 14, 1995

            by and among Tenney Engineering, Inc. and

                     Nandan Company, L.L.C.

THIS LEASE AGREEMENT, made the 14th day of December, 1995,

     Between NANDAN COMPANY, L.L.C., a New Jersey limited liability company about to be located at 1090 Springfield Road in the Township of Union in the County of Union and State of New Jersey, herein designated as the Landlord,

     And TENNEY ENGINEERING, INC., a New Jersey corporation residing or located at 1090 Springfield Road in the Township of Union in the County of Union and State of New Jersey, herein designated as the Tenant;

     Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:

     *See Rider

                         *See Rider

for a term of three (3) years 18 days*
commencing on December 14, 1995, and ending on December 31, 1998, to be used and occupied only and for no other purpose than office space, the storage of inventory and other items, and the repair of equipment, and for packing and shipping, including the receipt and loading of merchandise on trucks.

     Upon the following Conditions and Covenants:

          1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of Two
Hundred Ten Thousand ($210,000.00) Dollars* See Rider in the following manner:

          See Rider attached hereto and made a part hereof

                          *non-structural
          2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all * repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

          3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

          4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury. *See Rider, Par. 62

          5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances
or other laws and regulations applicable thereto.   *See Rider,
Par. 63

          7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

          10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

          11th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly.

          12th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

          13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carrier shall have no recourse against the Landlord for reimbursement. See Rider, Par. 64.

          14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense* shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained. *shall constitute additional rent and

          15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

          16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after nine (9) months next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

          17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention to do so, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

          18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

          19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy, and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

          20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated or bankrupt, or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ or execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

          21st:  The Landlord shall not be liable for any damage
or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the
Landlord.   See  Rider, Par. 65.

          22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

          23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

          24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

          26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy he leased premises for the term aforementioned.

             *and supercedes all prior agreements, written or oral. 27th: This lease contains the entire contract between the parties.* No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

          29th: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

          30th: The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies. See Rider, Par. 66.

          31st: The Tenant has this day deposited with the Landlord the sum of $11,666.66 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion of title to said premises, whether any change in ownership thereof be by voluntary alienation or as a result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.


See Annexed Rider.


     The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

     In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

Signed, Sealed and Delivered       NANDAN COMPANY, LLC
     in the presence of            By:  s/Arvind Amin
      or Attested by               Arvind Amin, Manager, Landlord

                                   TENNEY ENGINEERING, INC.
                                   By:  s/Robert S. Schiffman
s/Robert Hak                       Robert S. Schiffman, President,
                                                          Tenant
RIDER TO LEASE AGREEMENT
                             BETWEEN
               NANDAN COMPANY, L.L.C. ("LANDLORD")
                               AND
               TENNEY ENGINEERING, INC. ("TENANT")
             DATED:  DECEMBER 14, 1995 (THE "LEASE")


          32. This Rider supplements or amends the terms of the printed portion of the Lease between the Landlord and the Tenant. Except as modified herein, the terms of the printed portion of the Lease shall remain in full force and effect. Any discrepancy or conflict between the terms of the Rider and the terms of the Lease shall be resolved and interpreted in accordance with this Rider.

          33.  The commencement date of this Lease (the
"Commencement Date") shall be December 14, 1995 and the Lease shall terminate on December 31, 1998 (the "Term"), unless sooner terminated as set forth herein.

          34. Tenant agrees to pay a base rent of Two Hundred Ten Thousand ($210,000.00) Dollars during the three (3) year term of this Lease, payable in equal monthly installments of $5,833.33 per month. Landlord hereby acknowledges receipt of a payment by Tenant in the amount of Sixty-Five Thousand ($65,000.00) Dollars, which shall be allocated $11,666.66 toward the security deposit due hereunder and $53,333.34 toward the prepayment of rent due hereunder in order of maturity, as follows:

          December 14-31, 1995          $3,387.06
          January, 1996                 $5,833.33
          February, 1996                $5,833.33
          March, 1996                   $5,833.33
          April, 1996                   $5,833.33
          May, 1996                     $5,833.33
          June, 1996                    $5,833.33
          July, 1996                    $5,833.33
          August, 1996                  $5,833.33
          September, 1996               $3,279.64

          Tenant has prepaid all charges due under the Lease for the period set forth above except for any charges for gas and electricity, and charges relating to alterations referred to in Paragraphs 36(a) and 36(b) hereof. Tenant agrees that the balance of rent due for September 1996 in the amount of $2,553.69 shall be paid on September 1, 1996. Thereafter, equal monthly installments of $5,833.33 per month shall be due beginning October 1, 1996. Tenant shall be in default of this Lease and Landlord shall be permitted to pursue all remedies available at law or in equity if Tenant fails to pay any rent (base rent or additional rent) in accordance with this Lease. Rent shall be paid to Landlord at the address set forth above, or at such other place as the Landlord may from time to time designate upon written notice to Tenant. Rent is due without previous demand therefor and without counterclaim, deduction or set-off, in advance of each month on the first day of each month. If rent is not paid by the tenth (10th) day of any month the Landlord may, in addition to Landlord's other remedies, charge the Tenant, as additional rent, a late charge/administrative fee of ten (10%) percent of the delinquent payment plus reasonable attorneys fees and costs of collection. If Tenant is habitually late in the payment of rent or other charges (which shall be defined as 3 or more times in any 12 month period), Landlord may declare the Tenant in default under the Lease and move for eviction, collection of amounts owed, attorneys fees and any other remedy available to Landlord at law or in equity.

          35. Tenant shall have use of the Premises as set forth on Exhibit "A" attached hereto. The Premises is a portion of the Property, which Property is described in Exhibit "B" attached hereto. Tenant shall occupy and use the Premises in the following manner: the "New Office" area shall be used solely as offices and the "Old Shop" area or "Weld Shop" area shall be used solely for the storage of inventory and other items, the repair of equipment and for packing and shipping, including the receipt and loading of merchandise and trucks.

          36. (a) At the inception of this Lease, the parties hereto agree that the Premises shall be comprised of approximately 6,000 square feet of space constituting the entire first and second floors of the building known as the "New Office Building" and approximately 4,000 square feet of space known as the "Old Shop Area", all as shown on Exhibit A attached hereto and made a part hereof. Notwithstanding the foregoing, as soon as reasonably practical after the Commencement Date, Landlord shall cause the present tenant of the space known as the "Weld Shop" (as shown on Exhibit A attached hereto) to vacate such space. Upon the present tenant vacating such space, the "Weld Shop" area shall be substituted for the "Old Shop" area and shall become part of the Premises in place of the "Old Shop" area all without any change in the rent payable hereunder or any of the other terms of this Lease. Tenant shall be solely responsible for the cost of any alterations required by such substitution of the "Weld Shop" for the "Old Shop" area. Notwithstanding the foregoing, upon the substitution of the "Weld Shop" for the "Old Shop" area, Tenant will be permitted to continue use and occupancy of the "Old Shop" for a period of one
(1) month after the date that Tenant is granted the right to occupy the "Weld Shop".

               (b) In the event that it is proposed that any tenant or occupant shall use or occupy the space adjacent to the area leased to Tenant in the "Old Shop" area prior to the "Weld Shop" area being substituted for the "Old Shop" area, Landlord shall erect such partitions and provide such additional access if requested by Tenant as may be required in order to assure that such tenant or occupant shall not have access to the portion of the "Old Shop" area leased to Tenant. The cost of any such work shall be shared equally by Landlord and Tenant, and Tenant agrees to pay its 50% share to Landlord as additional rent within 30 days after receipt of demand from Landlord, provided, however, that in no event shall Tenant be required to pay more than 50% of the reasonable cost of such work.

               (c) During the term of this Lease Tenant shall have use of the main gate to the Property and the main entrance to the office building together with access thereto in common with Landlord and any other tenants or occupants of the Property.

               (d) In the event that Tenant desires to make any alterations to the Premises, Tenant shall supply Landlord with stamped final architectural working drawings for the construction of the Premises, at Tenant's sole cost and expense. Prior to the commencement of any such alterations, the plans for such construction shall be approved in advance by the Landlord in writing, which consent by the Landlord shall not be unreasonably withheld. Tenant shall apply for all necessary building permits and Certificate of Occupancy permits at its own cost and expense. All improvements to the Premises shall be performed by the Tenant and shall be in accordance with a validly issued building permit. All of the tenant fit-out and construction work shall be the responsibility of, and shall be performed by, Tenant at its sole cost and expense. Tenant shall have such improvements constructed in a good and workmanlike manner. Tenant shall be responsible for the maintenance thereof during the time of this Lease. At the conclusion of the Lease, Tenant shall, at the Landlord's sole option, remove said improvements. Any improvements not removed by the Tenant, at the Landlord's option, shall be at the property of the Landlord or may be removed by the Landlord at the Tenant's cost. Notwithstanding the foregoing, the provisions of this Paragraph 36(d) shall not apply to the alterations referred to in Paragraph 36(a) and Paragraph 36(b) of this Lease.

          37. The Tenant shall deposit with the Landlord, at all times, keys to the Premises.

          38. Tenant shall take good care of the Premises and fixtures and appurtenances therein, and at its own cost and expense make all non-structural repairs thereto and to the HVAC system servicing the system as and when needed to preserve them in good working order and condition. Tenant shall not be required to make any structural repairs or repairs to the roof, and shall not be required to make any replacements to any equipment.
Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the Property, or to its fixtures or appurtenances, whether requiring structural or non-structural repairs caused by the negligence or improper conduct of Tenant, or its employees, invitees, licensees or agents, shall be repaired promptly by Tenant at its sole cost and expense.

          39. In case of any waste or damage to the Premises caused by the negligence or willful act of the Tenant or the Tenant's agents, servants, employees or invitees, the Tenant shall repair the waste or damage as speedily as possible at Tenant's sole cost. The Landlord may choose to repair the waste or damage at the expense of the Tenant, and any amounts so expended by the Landlord shall be reimbursed by Tenant to Landlord upon demand as additional rent.

          40. (a) Tenant shall keep in effect, at its sole expense, a comprehensive liability policy of insurance, satisfactory to Landlord in the exercise of Landlord's reasonable discretion, covering the Premises and providing maximum limits of liability of not less than $1,000,000.00 for bodily injury to one person, $2,000,000.00 for bodily injury to any group of persons as a result of one accident, and $500,000.00 for property damage. All such policies shall name Landlord as an additional insured. Certificates of such insurance shall be delivered to Landlord upon or prior to the Commencement Date of the Term and not later than thirty (30) days prior to the expiration date of any policies expiring from time to time during the Term. Each such certificate of insurance shall provide that the insurer will neither cancel nor modify the policy to which the certificate of insurance relates except upon thirty (30) days prior written notice to Landlord. Tenant agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorneys fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever, arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

          (b) Should Tenant fail to carry such insurance as hereinabove described, Landlord may at its option (but shall not be required so to do) cause such insurance as aforesaid to be issued and in such event, Tenant agrees to pay the premium for such insurance promptly upon Landlord's demand as Additional Rent.

          41. At the expiration or earlier termination of this Lease, Tenant shall remove all of Tenant's personal property from the Premises, and repair all injury done by or in connection with the installation or removal of said property, and surrender the keys and the Premises to Landlord "broom clean" and "wall clean" condition and in as good condition as they were at the beginning of the term, ordinary wear excepted. All property of Tenant remaining on the Premises after the expiration or earlier termination of this Lease shall be conclusively deemed abandoned and, at Landlord's option, may be retained by Landlord, or may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal. Landlord may have any such property stored at Tenant's risk and expense. Except as otherwise set forth herein, Tenant shall not be required to restore any damage caused by fire, storm or the elements, or any other damage which the Landlord is required to repair under the terms of the Lease.

          42. Tenant shall not use or permit the use of the Premises for any purpose other than as specifically set forth above. Tenant shall use and occupy the same in a careful, safe, proper and lawful manner, and will not commit or suffer any waste therein or on the Property. Tenant will comply with the directions of the proper public officers as to the use, repair and maintenance of the Premises and Tenant will not allow the Premises to be used for any purpose or in any way that will increase the rate of insurance thereon, nor for any purpose other than that herein specified, nor to be occupied in whole or in part by any other person; and will not bring nor suffer to be brought into or upon the Premises any substance or force that will increase the hazard of fire in or on the Premises.

     Tenant will not cause any toxic, inflammable or hazardous substance, waste, underground storage tanks, or any other pollutants which could be detrimental to the Premises, the Property, human health, or the environment, or that would violate any local, state or federal laws or regulations (collectively, "Environmental Conditions") to be present on or affect the Premises or the Property (if same is within Tenant's control). Tenant agrees to indemnify, defend and save Landlord and their successors and assigns, harmless, from and against any of the following which may result from the existence of any Environmental Conditions at the Premises or the Property (if same is within Tenant's control) caused by Tenant's use thereof: any liability, loss, cost, damage or expense (including, without limitation, attorneys' fees and expenses) arising from the imposition or recording of a lien, the incurrence of any clean-up and removal costs under any hazardous waste, environmental protection, spill compensation, clean air and water, or other ocal, state or federal law or regulation (collectively, the "Environmental Laws") with respect to the Premises or the Property, or liability to any third party in connection with any violation of any Environmental Laws or other action by Tenant or its agents; any loss of value in the Premises as a result of any such lien, clean-up and removal costs; and any liability, loss, cost, damage or expense arising from any failure or defect in title occasioned by any of the applicable Environmental Laws. Tenant shall, at all times comply with, and cause all occupants of the Premises to comply with, all applicable Environmental Laws.

          43.  [Intentionally Omitted]

          44. This Lease shall not be a lien against the Property of which the Premises forms a part in relation to any mortgages or ground leases that are now or may hereafter be placed upon the Property. Recording of any such present or future mortgage or ground lease shall have preference and precedence and be superior and prior in lien to this Lease, and Tenant specifically agrees that this Lease shall be subordinate to any existing or future mortgage on the Premises or the Property. The Tenant agrees to sign any document, without cost, which may be necessary or desirable to complete the subordination of this Lease to any mortgage or ground lease now existing or hereinafter created. If Tenant fails or refuses to sign such document after ten (10) days following presentation of such document for execution, then the Landlord may choose to terminate this Lease or may execute such subordination as attorney in fact for the Tenant. This power is non-revocable by Tenant and is coupled with an interest.

          45. The Tenant assumes all risk of damage or loss to Tenant's property, equipment and fixtures, no matter what causes such damage or loss, except for the negligence of the Landlord, other tenants at the Property, or their agents, servants and employees. The Landlord shall not be responsible for any damage or injury to property or person caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of the Property or the Premises, or from any damage or injury from any other cause or happening, except as specified above. Landlord shall maintain the Property in good condition including the removal of snow and the maintenance of landscaping.

          46. The Tenant may not assign this Lease or sublet the Premises or any part thereof, unless Tenant shall first notify the Landlord of the proposed assignment or subletting together with a copy of the proposed terms and information concerning the proposes assignee or sublessee and has obtained Landlord's prior written consent to the proposed assignment or subletting. The Landlord may withhold its consent for any reason to the proposed sublease or assignment. The Landlord may condition its consent to such assignment or subletting upon the receipt of a personal guaranty from Tenant or the proposed assignee or subtenant (or a principal of any of the foregoing), guarantying the full performance of the Tenant's obligations hereunder and the obligation of the assignee or sublessee. If any assignment or subletting is permitted, the Tenant shall remain directly and primarily responsible for payment and performance of all Lease obligations, and the Landlord reserves the right, at all times, to require that the Tenant pay the Rent, other charges and to perform the obligations specified hereunder. No assignment or subletting shall be made to any proposed Tenant or sublessee or assignee for any use which competes with the business of the Landlord, or for any use which interferes with the business of the Landlord, or for any use which may be deemed disreputable or extra hazardous or which would in any way violate laws or regulations. The Landlord may require that any sublessee or assignee have at least the financial strength of the Tenant herein.

          47. The Tenant shall be considered in default of the Lease herein in the event that the Tenant shall make any assignment for the benefit of creditors or any action or proceeding under any bankruptcy or insolvency law is taken by or against the Tenant which is not discharged within thirty (30) days after it is commenced.

          48. Tenant shall indemnify, and save harmless Landlord from and against all liabilities, obligations, damages, penalties, claims, costs and expenses, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, its agents, employees, invitees or licensees, of any provision of this Lease, or the carelessness, negligence or improper conduct of Tenant, its agents, employees, invitees or licensees; provided, however, that Landlord agrees that Tenant shall not be liable to Landlord to the extent that insurance proceeds are payable or recoverable with respect to such damage.

          49. This Lease and the obligation to pay rent hereunder and perform all of the other terms to be performed by Tenant hereunder shall not be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly required to be supplied by Landlord hereunder, or is unable to make, or is delayed in making any repair, addition or alteration, or is unable to supply or is delayed in supplying any equipment or fixtures, if Landlord is prevented or delayed from so doing by reason of strike, labor troubles, any governmental regulation or requirement, conditions of supply and demand which have been or are affected by war or other emergency, mechanical difficulties, or any other cause whatsoever beyond Landlord's control, nor shall the same entitle Tenant to any claim against Landlord.

          50. If Tenant defaults in the observance or performance of any term to be observed or performed by Tenant under this Lease, Landlord may immediately or at any time thereafter and without notice to Tenant perform the same for the account of Tenant, and the expenses occurred with respect to such performance, together with attorneys' fees and interest thereon, shall be deemed additional rent hereunder and shall be paid by Tenant to Landlord on demand thereof.

          51. There shall be no personal liability of the Landlord or any principal of the Landlord in connection with this Lease. Tenant agrees to look solely to the equity of Landlord in the Property for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to this Lease or in any way relating to the Premises or Property, and no other assets of Landlord or any principal of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

          52. In the event Tenant remains in possession of the Premises after the expiration of the tenancy created thereunder, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying said Premises as a tenant from month to month at a monthly rental equal to 150% of the sum of the monthly installment of base rent payable during the last month of the lease term, subject to all the other conditions, provisions and obligations of this Lease insofar as the same a applicable to a month-to-month tenancy.

          53. Landlord has made no representations or promises with respect to the Premises or the Property, except as expressly contained herein. Tenant has inspected the Premises and agrees to take the same in an "as is" condition, except as otherwise expressly set forth. Landlord shall have no obligation, except as herein set forth, to do any work in and the Premises to render them ready for occupancy and use by Tenant.

          54. Tenant represents that it did not deal with or negotiate with any broker in connection with this Lease, and Tenant indemnifies and holds Landlord harmless from and against any claim for a commission or other fee made by any broker with whom it has dealt or negotiated.

          55. If a lending institution shall request modifications in this Lease as a condition to financing secured by the Property, Tenant shall not withhold or delay its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder.

          56. Tenant shall arrange for the installation of separate meters for the gas and electrical service to the Premises. The cost for the installation of such meters shall be at Landlord's expense. Until such installation has been completed and until the "Weld Shop" is substituted for the "Old Shop" area, Tenant shall be responsible for twenty-five (25%) percent of the cost of all gas and electricity utilized at the Property, at a rate no greater than $1,250.00 per month. Upon the installation of each separate meter and the substitution of the "Weld Shop" for the "Old Shop" area, Tenant shall, at its own expense, separately contract for the supplying of gas and electric current to the Premises with the gas and electric utility companies serving the Property. Tenant shall have the right to use Landlord's wires and conduits servicing the Premises if and to the extent available, suitable, and safely capable therefore. Tenant shall not permit its use of electric current to exceed the capacity of the feeders, risers, or other electrical installations of the Premises.

          57. All notices required or allowed shall be delivered by personal delivery or shall be mailed by certified mail, return receipt requested, or by reputable overnight delivery service that provides a receipt of delivery, addressed to the Landlord or Tenant at the addresses on the first page of this Lease or such other places the Landlord or Tenant shall fix in writing. A notice shall be deemed given when actually received by the addressee or upon attempted delivery if the notice is refused or is properly addressed but is returned as undeliverable.

          58. If Landlord does not enforce any agreements in this Lease or does not make any choice contained in this Lease, this shall not mean that the Landlord has given up the agreements or choices, which shall remain in effect. If Landlord uses any remedy allowed by this Lease or by law, Landlord may still use any other remedy allowed by this Lease or by law.

          59. To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceedings brought in connection with this Lease or the Premises.

          60. The provisions of the Lease shall apply to, bind and inure to the benefit of Landlord and Tenant, and their respective successors, legal representative and assigns, it being understood that the term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, or the ground lessee for the time being of the Property, so that in the event of any sale or sales of the Property or of any lease thereof or if the mortgagee shall take possession of the Property, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter.

          61. The Tenant shall not record this Lease or a memorandum hereof.

          62.  The following shall be added to Paragraph 4:

"All existing installations may remain at the Premises throughout the term of the Lease.
Tenant shall not be required to make any replacements of any of the equipment, and Landlord shall make all such replacements as needed; provided, however, that equipment that is nonessential to normal building usage
(e.g., electric hoist, gantry, scales, etc.)
shall not be the responsibility or liability of the Landlord. The Landlord does not warrant the usage of such equipment and Landlord shall have absolutely no responsibility for the maintenance, repair and replacement of such equipment if Tenant uses such equipment."

          63.  The following shall be added to Paragraph 5:

"Tenant shall be permitted to retain the signs relating to Tenant now existing at any place on the Property."

          64.  The following shall be added to Paragraph 13:

"Tenant shall be permitted to terminate this Lease upon ten (10) days prior written notice to Landlord if any casualty loss occurs during the last eighteen (18) months of this Lease which renders the Premises untenantable for a period in excess of sixty (60) days. If
Tenant elects to terminate this Lease pursuant to the foregoing, Tenant shall deliver such termination notice no later than twenty (20) days following the casualty loss.

          65.  The following shall be added to Paragraph 21:

Landlord's exculpation shall not be applicable to the extent that insurance proceeds are payable or recoverable with respect to such damage. Further, Paragraph 21 shall be subject to Paragraph 45 of the Lease.

          66.  The following shall be added to Paragraph 30:

"The Landlord waives all rights of recovery against the Tenant or Tenants' agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the landlord is insured. The Landlord shall obtain from Landlord's insurance carriers and will deliver to the Tenant, waivers of the subrogation rights under the respective policies.

          IN WITNESS WHEREOF, the parties have set their hands and seals written on the first page of the Lease Agreement.


                              LANDLORD:
WITNESS:                      NANDAN COMPANY, L.L.C.


s/                       By:  s/Arvind Amin
                              Arvind Amin, Manager



                              TENANT
ATTEST:                       TENNEY ENGINEERING, INC.


s/Robert Hak             By:  s/Robert S. Schiffman
                              Robert S. Schiffman, President



                       Exhibit (10) e.(ii)


                        First Amendment

                     dated January 12, 1996
FIRST LEASE AMENDMENT


     THIS FIRST LEASE AMENDMENT made as of the 12th day of January, 1996, by and between NANDAN COMPANY, L.L.C., a New Jersey limited liability company, with an address at 1090 Springfield Road, Union, New Jersey 07083 (the "Landlord") and TENNEY ENGINEERING, INC., a New Jersey corporation, with an address at 1090 Springfield Road, Union, New Jersey 07083 (the "Tenant").
                      W I T N E S S E T H:
     WHEREAS, Landlord is the owner of the property located at 1090 Springfield Road, Union, New Jersey (the "Property"); and
     WHEREAS, Landlord and Tenant executed a Lease Agreement dated December 14, 1995 (the "Lease"); and
     WHEREAS, the parties desire to make certain modifications to the Lease.
     NOW, THEREFORE, for and in consideration of the foregoing premises and the payment of One ($1.00) Dollar and other good and valuable consideration to Landlord, the receipt of which is hereby acknowledged, the parties hereto agree to amend and modify the Lease as follows:
     1. Tenant shall lease at the Property approximately 8,000 square feet of additional space currently leased to Bedrooms Unlimited (the "Additional Space"). The parties acknowledge that the Additional Space is currently leased to Bedrooms Unlimited, and the Additional Space shall constitute the area that is cross-hatched on Exhibit A attached hereto and made a part hereof.
     2. (a) The commencement date for Tenant's lease of the Additional Space shall be the earlier of (i) July 1, 1996 or (ii) seven (7) days following the date that Bedrooms Unlimited vacates the Additional Space if such occurs prior to July 1, 1996, but no earlier than seven (7) days following the giving by Landlord to Tenant of notice of the date of such vacating (such date shall be referred to herein as the "Additional Space Commencement Date"). Upon the occurrence of the Additional Space Commencement Date, the Additional Space shall constitute a part of the Premises, and all references in the Lease to the "Premises" shall be deemed to include and incorporate the Additional Space. As such, Tenant's right to occupy the Additional Space shall expire and terminate on the same date that the Lease expires and terminates.
     (b) Notwithstanding the provisions of Paragraph 2(a) hereof, in the event that Bedrooms Unlimited fails to vacate the Additional Space on or before July 1, 1996, then the Additional Space Commencement Date for the Additional Premises shall be seven (7) days following the date that Bedrooms Unlimited vacates the Additional Space, but no earlier than seven (7) days following the giving by Landlord to Tenant of notice of the date of such vacating; provided, however, that if Landlord has not delivered possession of the Additional Space to Tenant by October 1, 1996, then Tenant may elect to terminate its rental as to the Additional Space only by providing written notice to Landlord no later than October 7, 1996, with time being of the essence with respect to such date. In no event shall Tenant be obligated to pay any rent or additional rent relating to the Additional Space until the Additional Space Commencement Date.
     3. The Paragraph entitled "Payment of Rent" set forth on Page 1 of the Lease and Paragraph 34 of the Lease shall be modified to indicate that Tenant covenants and agrees to pay Landlord as rent for and during the term of the Lease the sum of Two Hundred Seventy Thousand ($270,000.00) Dollars; provided, however, that in the event that the Additional Space Commencement Date occurs on a date other than July 1, 1996, then the foregoing amount shall be adjusted accordingly on a per diem basis. Tenant shall be obligated to pay and agrees to pay the sum of Twenty Four Thousand ($24,000.00) Dollars per year as rent for the Additional Space. Accordingly, Paragraph 34 of the Lease shall be modified to indicate that if the Additional Space Commencement Date occurs on July 1, 1996, then Tenant shall pay $2,000.00 to the Landlord as rent for the Additional Space on July 1, 1996 and $2,000.00 to the Landlord as rent for the Additional Space on August 1, 1996. Further, Tenant shall pay the sum of $5,279.64 to the Landlord as rent for the Premises on September 1, 1996, and thereafter Tenant shall pay to the Landlord equal monthly installments of $7,833.33 as rent for the Premises beginning October 1, 1996. In no event shall Tenant be obligated to pay any rent or additional rent relating to the Additional Space until the Additional Space Commencement Date, and if such date occurs either prior to or subsequent to July 1, 1996, then the rent due and owing from Tenant to Landlord for the Additional Space shall be adjusted accordingly on a per diem basis.
     4. Paragraph 31 and Paragraph 34 of the Lease shall be modified to indicate that the security deposit shall be $15,666.66, of which $11,666.66 has previously been paid by Tenant to Landlord. Upon the execution of this First Lease Amendment, Tenant agrees to pay an installment in the amount of $2,000.00 toward the security deposit, which sum shall be payable as additional rent. Further, upon the Additional Space Commencement Date Tenant shall be obligated to pay the sum of $2,000.00 toward the security deposit, which sum shall be payable as additional rent.
     5. Tenant shall be permitted to use the Additional Space for the same purposes as set forth for the Weld Shop in Paragraph 35 of the Lease.
     6. The parties hereto agree that notwithstanding the provisions of Paragraph 46 of the Lease, Landlord shall not unreasonably withhold its consent with respect to the subleasing, from time to time, of all or a portion of the Additional Space and/or the Weld Shop (as defined in the Lease); provided, further, that Landlord shall be permitted to withhold such consent if, in the Landlord's sole but reasonable opinion, the proposed subtenant would conduct a business that is detrimental to Landlord's food operations.
     7. Except as set forth herein, all other terms and provisions of the Lease shall remain unchanged, unmodified and in full force and effect.
     IN WITNESS WHEREOF, the parties hereto have executed this First Lease Amendment as of the date first written above.
                              LANDLORD:
WITNESS:                      NANDAN COMPANY, L.L.C.


s/Frank C. Gosztyla           By:  s/Arvind Amin
                                   Arvind Amin, Manager


                              TENANT:
ATTEST:                       TENNEY ENGINEERING, INC.


s/Frank C. Gosztyla           By:  s/Robert S. Schiffman
                                   Robert S. Schiffman, President